ARROW MUNICIPAL INCOME PORTFOLIO

(A Portfolio of Arrow Funds)

SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 30, 1996



Please delete the section entitled "Summary of Fund Expenses" in its entirety on page 2 of the Prospectus and replace it with the following:



"SUMMARY OF FUND EXPENSES

                                                                    MUNICIPAL

                                                                    INCOME

                         SHAREHOLDER TRANSACTION EXPENSES            FUND



Maximum Sales Charge Imposed on Purchases
     (as a percentage of offering price) (1)..................           3.50%

Maximum Sales Charge Imposed on Reinvested Dividends
     (as a percentage of offering price).......................           None

Contingent Deferred Sales Charge (as a percentage of original
     purchase price or redemption proceeds, as applicable)........        None

Redemption Fee (as a percentage of amount
     redeemed, if applicable).....................................        None

Exchange Fee..............................................................None



                                 ANNUAL FUND OPERATING EXPENSES

                              (As a percentage of average net assets)



Management Fee (after waiver if applicable) (2).........................0.11%

12b-1 Fees (after waiver) (3)...........................................0.00%

Total Other Expenses....................................................1.39%

                        Total Fund Operating Expenses (4)...............1.50%



(1) Shareholders purchasing pursuant to the wrap fee program offered by Mercantile Investment Services, Inc. are not subject to the sales charge. However, an annual fee of 2.00% will be charged to these accounts.

(2) The management fee is reduced to reflect the voluntary waiver by the investment adviser. The maximum management fee is 0.70%.



(3) Each Fund can pay up to 0.25% of its average daily net assets as a 12b-1 fee. For the foreseeable future, the distributor plans to waive all 12b-1 fees. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

(4) The Total Fund Operating Expenses in the table above are based on expenses expected from October 1, 1997 through November 16, 1997, and are expected to be 2.34% absent the voluntary waivers described in notes (2) and (3). The Total Fund Operating Expenses were 1.40% for the fiscal year ended September 30, 1997, and were 2.34% absent the voluntary waivers detailed in notes (2) and (3).

      The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Arrow Funds
Information" and "Investing in the Fund."



EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales charge. The Funds charge no contingent deferred sales charge.



                                     1 YEAR  3 YEARS    5 YEARS     10 YEARS
                                     ------  -------    -------     --------
Municipal Income Fund................$50        $81      $114           $208



      THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN."







                                                  October 24, 1997

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        Cusip 042749309
        G00924-03 (10/97)
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